Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets	Goodwill and Other Intangible Assets
The changes in the carrying amount of goodwill during the years ended December 31, 2019 and 2018 by reportable segment, as well as other identifiable intangible assets, are summarized as follows:

	Goodwill
	Automotive	Industrial	Total	Other Intangible Assets, Net
Balance as of January 1, 2018	$1,765,508	$306,491	$2,071,999	$1,311,165
Additions	55,371	19,213	74,584	164,348
Amortization	—	—	—	(83,489)
Foreign currency translation	(99,056)	(707)	(99,763)	(64,126)
Balance as of December 31, 2018	1,721,823	324,997	2,046,820	1,327,898
Additions	194,561	185,679	380,240	340,799
Divestitures	(294)	(115,437)	(115,731)	(89,030)
Amortization	—	—	—	(92,206)
Impairments	—	—	—	(2,194)
Foreign currency translation	(18,595)	785	(17,810)	6,830
Balance as of December 31, 2019	$1,897,495	$396,024	$2,293,519	$1,492,097

The Company completed both qualitative and quantitative goodwill assessments as of October 1, 2019.
Due to several factors that developed in the fourth quarter of 2019, the Company performed an interim impairment test as of December 31, 2019 for its Business Products reporting unit and recorded a goodwill impairment charge of $81,968. As such, total goodwill of the Business Products reporting unit is net of $81,968 of accumulated impairment loss. The factors that developed in the fourth quarter of 2019 at the Business Products reporting unit included: (i) greater uncertainty associated with long-term industry trends and the competitive environment and (ii) fourth quarter results, including segment profitability, that were below management expectations due primarily to a reduction in volume with certain national account customers. The Company performed a quantitative goodwill impairment test as of December 31, 2019 and concluded that the full amount of goodwill allocated to the Business Products reporting unit was impaired. Due to the subsequent divestiture of the Business Products reporting unit, its goodwill balance, net of accumulated impairment loss, is classified in noncurrent assets of discontinued operations on the consolidated balance sheet. Further, the impairment charge is classified in net (loss) from discontinued operations in the consolidated statements of income and comprehensive income. Refer to the acquisitions, divestitures and discontinued operations footnote for further information.
The Company determined that the fair values of its remaining reporting units are in excess of their carrying amounts and there were no other indicators that goodwill was impaired.
The gross carrying amounts and accumulated amortization relating to other intangible assets at December 31, 2019 and 2018 are as follows:

	2019			2018
	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Customer relationships	$1,481,470	$(287,851)	$1,193,619	$1,278,499	$(248,903)	$1,029,596
Trademarks	334,643	(36,501)	298,142	327,217	(29,643)	297,574
Non-competition agreements	5,268	(4,932)	336	4,989	(4,261)	728
	$1,821,381	$(329,284)	$1,492,097	$1,610,705	$(282,807)	$1,327,898
Amortization expense for other intangible assets totaled $92,206, $83,489, and $46,384 for the years ended December 31, 2019, 2018, and 2017, respectively. Estimated other intangible assets amortization expense for the succeeding five years is as follows:

2020	$93,123
2021	92,797
2022	92,687
2023	91,953
2024	91,105
$461,665